FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2024

BIOADAPTIVES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54949	46-2592228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Regatta Drive, Suite 102

Las Vegas, Nevada 89128

(Address of Principal Executive Office) (Zip Code)

(702) 659-8829

Registrant's telephone number, including area code:

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On November 20, 2024, FINRA approved BioAdaptives Inc.’s Reverse split. The reverse split becomes effective on November 21, 2024.

Item 7.01 Regulation FD Disclosure

FINRA requires a letter to the shareholders regarding the Company issued a press release on October 29, 2024, reporting the impending reverse split.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company, under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release

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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 20, 2024	BioAdaptives, Inc.

/s/ James Keener
James Keener
Director and CEO

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